Exhibit 10.1

Execution Version

Sunnova Energy Corporation

$400,000,000

5.875% Senior Notes due 2026

Purchase Agreement

August 10, 2021

BofA Securities, Inc.

As Representative of the several Purchasers listed

in Schedule 1 hereto

c/o BofA Securities, Inc.

One Bryant Park

New York, NY 10036

Ladies and Gentlemen:

Sunnova Energy Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the several initial purchasers named in Schedule 1 hereto (the “Purchasers”), for whom BofA Securities, Inc. (the “Representative”) is acting as representative, $400,000,000 aggregate principal amount of its 5.875 % Senior Notes due 2026 (the “Notes”).

The Company is a wholly owned subsidiary of Sunnova Energy International Inc., a Delaware corporation (the “Parent Guarantor”). Each of the Company and the Guarantors (as defined below) is individually referred to herein as a “Sunnova Entity,” and collectively referred to herein as the “Sunnova Entities” unless the context otherwise requires.

The Securities will be issued pursuant to an Indenture (the “Indenture”) to be dated as of the Closing Date (as defined in Section 1(b)), between the Company, the Parent Guarantor, as well as the other guarantors listed in Schedule 2 hereto (such guarantors, together with the Parent Guarantor, the “Guarantors”), and Wilmington Trust, National Association, as trustee (the “Trustee”). The Securities will be guaranteed on a senior unsecured basis by the Guarantors (the “Guarantees” and, together with the Notes, the “Securities”).

Unless otherwise required by the context, references herein to the “subsidiaries” of an entity refer to the direct or indirect subsidiaries of such entity.

For the purposes of this Agreement, “Applicable Time” means 5:00 p.m. New York City time on the date of this Agreement.

1.	Purchase of the Securities.

(a)

The Company agrees to issue and sell the Securities, and each Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally, and not jointly, to purchase at a purchase price of 97.01% of the principal amount thereof, plus accrued interest, if any, from August 17, 2021 to the Closing Date (the “Purchase Price”), from the Company, the respective principal amount of Securities set forth opposite such Purchaser’s name in Schedule 1 hereto.

(b)

The Securities to be purchased by each Purchaser hereunder will be represented by one or more global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to the Representative, for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of the Representative at DTC. The Company will cause the certificates representing the global Securities to be made available to the Representative not later than 1:00 p.m. New York City Time, on the business day prior to the Closing Date (as defined in this Section 1(b)) at the office of Baker Botts L.L.P., 910 Louisiana Street, Houston, Texas 77002 (the “Closing Location”). The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on August 17, 2021 unless otherwise agreed to in writing by the Company and the Representative. Such time and date for such payment of the Securities is herein called the “Closing Date.”

(c)

The documents to be delivered at the Closing Date by or on behalf of the parties hereto pursuant to Section 5 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 5(m) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at the office of DTC (or its designated custodian), all at the Closing Date. For the purposes of this Section 1(c), “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

(d)

Each of the Sunnova Entities acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Sunnova Entities, on the one hand, and the Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of any Sunnova Entity, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Sunnova Entities with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Sunnova Entities on other matters) or any other obligation to the Sunnova Entities except the obligations expressly set forth in this Agreement and (iv) the Sunnova Entities have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Sunnova Entities agrees that it will not claim that the Purchasers, or any of them, have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to any Sunnova Entity, in connection with such transaction or the process leading thereto.

2.	Representations and Warranties of the Sunnova Entities. Each of the Sunnova Entities, jointly and severally, hereby represents and warrants to, and agrees with, each of the Purchasers that:

(a)

Offering memorandum. A preliminary offering memorandum, dated August 4, 2021 (the “Preliminary Offering Memorandum”), an offering memorandum, dated August 10, 2021 (the “Offering Memorandum”), and a pricing term sheet (the “Pricing Term Sheet”), dated August 10, 2021, have been prepared in connection with the offering of the Securities. The Preliminary Offering Memorandum, as amended and supplemented immediately prior to the Applicable Time, together with the Pricing Term Sheet, is hereinafter referred to as the “Pricing Disclosure Package.” Any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include all documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of such memorandum and incorporated by reference therein and any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 3(k)) furnished by the Parent Guarantor prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports” (provided that, only sections of such documents specifically incorporated by reference shall be considered to be part of the “Exchange Act Reports”). No Exchange Act Report has been filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule 3(a) hereof. The Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, did not and will not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Purchaser through the Representative expressly for use therein; it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in Section 6(b) hereof.

(b)

Pricing Disclosure Package. The Pricing Disclosure Package as supplemented by the information set forth in Schedule 4 hereto, as of the Applicable Time, did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 2(d)) listed on Schedule 3(b) hereto and each Permitted General Solicitation Material (as defined in Section 2(d)) listed on Schedule 3(c) hereto does not conflict with the information contained in the Pricing Disclosure Package or the Offering Memorandum and each such Company Supplemental Disclosure Document and Permitted General Solicitation Material, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Sunnova Entities make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through the Representative expressly for use therein; it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in Section 6(b) hereof.

(c)

Incorporated Documents. The documents incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum, when they were or hereafter are filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

Company Supplemental Disclosure Document. Each of the Sunnova Entities represents and agrees that, without the prior consent of the Representative, it and its affiliates and any other person acting on its or their behalf (other than the Purchasers, as to which no representation or warranty is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”), with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”), (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) under the Securities Act other than any such solicitation listed on Schedule 3(c) (each such solicitation, a “Permitted General Solicitation” and each written general solicitation document listed on Schedule 3(c), a “Permitted General Solicitation Material”) and (z) any Company Supplemental Disclosure Document or Permitted General Solicitation Material, the use of which has been consented to by the Company and the Representative, is listed as applicable on Schedule 3(b) or Schedule 3(c) hereto, respectively.

(e)

Financial Statements. The financial statements (including the related notes thereto) of the Parent Guarantor and its consolidated subsidiaries incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Parent Guarantor and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby, except in the case of unaudited financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission; and the other financial information included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum has been derived from the accounting records of the Parent Guarantor and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; all disclosures included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act and the applicable compliance interpretations of the Commission, to the extent applicable.

(f)

No Material Adverse Change. Since the date of the most recent financial statements of the Parent Guarantor included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, (i) except as described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, there has not been any material change in the short-term debt (outside of the ordinary course of business) or long-term debt of the Sunnova Entities or any of their respective subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Parent Guarantor on any class of capital stock or other ownership interest, or any material adverse effect on the business, properties, management, consolidated financial position, consolidated stockholders’ equity, consolidated results of operations or prospects of the Sunnova Entities and their respective subsidiaries, taken as a whole (a “Material Adverse Effect”); (ii) except as described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, neither the Sunnova Entities nor their respective subsidiaries have entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Sunnova Entities and their respective subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Sunnova Entities and their respective subsidiaries, taken as a whole; and (iii) neither the Sunnova Entities nor their respective subsidiaries have sustained any loss or interference with its business that is material to the Sunnova Entities and their respective subsidiaries, taken as a whole, and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except, in each case, as otherwise disclosed in the Pricing Disclosure Package and the Offering Memorandum.

(g)

Organization and Good Standing. Each of the Sunnova Entities and their respective subsidiaries has been duly organized and is validly existing and in good standing under the laws of its respective jurisdictions of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. The “Material Subsidiaries” of the Parent Guarantor include those subsidiaries listed in Schedule 5 to this Agreement. Except for the Material Subsidiaries, none of the subsidiaries of the Company individually consists of more than 5.0%, or in the aggregate consist of more than 10%, of the Parent Guarantor’s (i) assets as of the quarter ended June 30, 2021 or (ii) revenues for the quarter ended June 30, 2021.

(h)

Capitalization. All the outstanding shares of capital stock or other equity interests of each subsidiary of the Parent Guarantor have been duly and validly authorized and issued and fully paid and non-assessable and are not subject to any pre-emptive or similar rights that have not been duly waived or satisfied; except as described in, incorporated by reference in or expressly contemplated by the Pricing Disclosure Package and the Offering Memorandum, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Parent Guarantor or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interests of the Parent Guarantor or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Parent Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable (except as otherwise described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum), and are owned directly or indirectly by the Parent Guarantor, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except for those securing indebtedness or with respect to the tax equity funding, in each case as described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum.

(i)

Due Authorization. Each of the Sunnova Entities has full corporate or limited liability company, as applicable, right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate or limited liability company, as applicable, action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(j)	Purchase Agreement. This Agreement has been duly authorized, executed and delivered by each of the Sunnova Entities.

(k)

The Securities. The Notes have been duly authorized by the Company and, when the Notes are duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Notes will be duly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions (as defined below), and will be entitled to the benefits provided by the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Notes are duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Guarantees will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions (as defined below), and will be entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Sunnova Entities and, when executed and delivered by the Sunnova Entities and assuming due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against the Sunnova Entities in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles relating to enforceability (collectively, the “Enforceability Exceptions”); and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Memorandum.

(l)

No Violation or Default. None of the Sunnova Entities or their respective subsidiaries are (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Sunnova Entities or any of their respective subsidiaries is a party or by which the Sunnova Entities or any of their respective subsidiaries is bound or to which any property or asset of any Sunnova Entity or its respective subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over any Sunnova Entity or its respective subsidiaries, except, in the case of clauses (ii) and (iii) above, and with respect to the Sunnova Entities’ subsidiaries in the case of clause (i) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair or delay the ability of the Sunnova Entities to perform their obligations under this Agreement or to consummate the transactions contemplated hereby.

(m)

No Conflicts. The execution, delivery and performance by the Sunnova Entities of this Agreement, the issuance and sale of the Securities, the compliance by the Sunnova Entities with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions contemplated by this Agreement and the Pricing Disclosure Package and the Offering Memorandum will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Sunnova Entities or any of their respective subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Sunnova Entities or any of their respective subsidiaries is a party or by which the Sunnova Entities or any of their respective subsidiaries is bound or to which any property, right or asset of the Sunnova Entities or any of their respective subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Sunnova Entities or any of their respective subsidiaries or (iii) result in the violation of any law or statute applicable to the Sunnova Entities or any of their respective subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Sunnova Entities or any of their respective subsidiaries, except, in the case of clauses (i) and (iii) above, and with respect to any of the Sunnova Entities’ subsidiaries in the case of clause (ii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair or delay the ability of the Sunnova Entities to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

(n)

No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Sunnova Entities of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby except (A) such as have been obtained or made on or prior to the date hereof or (B) such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Purchasers.

(o)

Legal Proceedings. Except as described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Sunnova Entities or any of their respective subsidiaries is a party or to which any property of the Sunnova Entities or any of their respective subsidiaries is the subject that, individually or in the aggregate, if determined adversely to any Sunnova Entity and its respective subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially adversely affect the ability to consummate the transactions hereunder; to the knowledge of the Sunnova Entities, no such Actions are threatened or contemplated by any third party, governmental or regulatory authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially adversely affect the ability to consummate the transactions hereunder; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Pricing Disclosure Package or the Offering Memorandum that are not so described in the Pricing Disclosure Package and the Offering Memorandum and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be described in the Pricing Disclosure Package or the Offering Memorandum that are not so described in the Pricing Disclosure Package and the Offering Memorandum.

(p)

Independent Accountants. PricewaterhouseCoopers LLP, who has certified certain financial statements of the Parent Guarantor and its subsidiaries, is an independent registered public accounting firm with respect to the Parent Guarantor and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(q)

Title to Real and Personal Property. The Sunnova Entities and their respective subsidiaries have good and marketable title (in fee simple, in the case of real property) to, or have valid rights to lease or otherwise use or access, all items of real and personal property that are necessary to the respective businesses of the Sunnova Entities and their respective subsidiaries, taken as a whole (other than with respect to Intellectual Property, title to which is addressed exclusively in Section 2(r)), in each case subject to any site access rights (whether construed as leases, easements, licenses or rights of way) under the Sunnova Entities’ customer agreements and such other exceptions that do not materially affect the value of such property and buildings or materially interfere with the use made of such property and buildings by the Sunnova Entities and their respective subsidiaries, free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Sunnova Entities and their respective subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r)

Intellectual Property (i) Each Sunnova Entity and its respective subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) to the knowledge of the Sunnova Entities, each Sunnova Entity’s and its respective subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) each Sunnova Entity and its respective subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of each Sunnova Entity, the Intellectual Property of each Sunnova Entity and its respective subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(s)

No Undisclosed Relationships. No relationship, direct or indirect, exists between or among each Sunnova Entity or any of their respective subsidiaries, on the one hand, and the directors, officers, stockholders, customers, suppliers or other affiliates of each Sunnova Entity or any of their respective subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Securities Act with the Commission and that is not so described in the Pricing Disclosure Package and the Offering Memorandum.

(t)

Investment Company Act. The Sunnova Entities are not and, immediately after giving effect to the offering and sale of the Securities and the application by the Sunnova Entities of the proceeds thereof as described in the Pricing Disclosure Package and the Offering Memorandum, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(u)

Taxes. Each Sunnova Entity and its respective subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, except as otherwise disclosed in each of the Pricing Disclosure Package and the Offering Memorandum, or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no tax deficiency that has been asserted against any Sunnova Entity or its respective subsidiaries or any of their respective properties or assets.

(v)

Licenses and Permits. The Sunnova Entities and their respective subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, except as described in each of the Pricing Disclosure Package and the Offering Memorandum or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Sunnova Entities nor their respective subsidiaries have received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(w)

No Labor Disputes. No labor disturbance by or dispute, action, or similar proceeding with employees of the Sunnova Entities and their respective subsidiaries exists or, to the knowledge of the Sunnova Entities, is threatened, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)

Certain Environmental Matters. (i) The Sunnova Entities and their respective subsidiaries (A) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (C) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Sunnova Entities and their respective subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum (A) there is no proceeding that is pending, or that is known to be contemplated, against the Sunnova Entities and their respective subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (B) the Sunnova Entities and their respective subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Sunnova Entities and their respective subsidiaries, and (C) none of the Sunnova Entities or any of their respective subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(y)

Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Sunnova Entities or any member of their “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Sunnova Entities within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Sunnova

Entities under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (v) the fair market value of the assets of each Plan that is subject to Title IV of ERISA or Section 412 of the Code equals or exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Sunnova Entities nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Sunnova Entities or their Controlled Group affiliates in the current fiscal year of the Sunnova Entities and their Controlled Group affiliates compared to the amount of such contributions made in the Sunnova Entities’ and their Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Sunnova Entities and their respective subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Sunnova Entities and their respective subsidiaries’ most recently completed fiscal year, except, in each case, with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(z)

Disclosure Controls. The Parent Guarantor and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Parent Guarantor in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Parent Guarantor’s management as appropriate to allow timely decisions regarding required disclosure. The Parent Guarantor and its subsidiaries have carried out evaluations to the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa)

Accounting Controls. The Parent Guarantor and its subsidiaries, taken as a whole, maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that have been designed to comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Parent Guarantor and its subsidiaries, taken as a whole, maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no material weaknesses in the Parent Guarantor’s internal controls over financial reporting (it being understood that the Company is not required to comply with Section 404 of the Sarbanes Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), as of an earlier date than it would otherwise be required to so comply under applicable law). The Parent Guarantor’s auditors and the Audit Committee of the Board of Directors of the Parent Guarantor have been advised of: (A) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Parent Guarantor’s ability to record, process, summarize and report financial information; and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Parent Guarantor’s internal controls over financial reporting.

(bb)

eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(cc)

Insurance. The Sunnova Entities and their respective subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are, in the Sunnova Entities’ reasonable judgment, prudent and customary in the business in which the Sunnova Entities and their respective subsidiaries are engaged; and neither the Sunnova Entities nor their respective subsidiaries have (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(dd)

Cybersecurity; Data Protection. Each Sunnova Entity and its respective subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Sunnova Entity and its respective subsidiaries as currently conducted. To the knowledge of the Sunnova Entities, the IT Systems are free and clear of all Trojan horses, time bombs, malware and other corruptants designed to permit unauthorized access or activity. Each Sunnova Entity and its respective subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and, to the knowledge of each Sunnova Entity, there have been no breaches, violations, outages or unauthorized uses of or accesses to such IT Systems or Personal Data, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to such IT Systems or Personal Data. Each Sunnova Entity and its respective subsidiaries are presently in material compliance with all laws or statutes applicable to the Sunnova Entity and its respective subsidiaries and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Sunnova Entity and its respective subsidiaries, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(ee)

No Unlawful Payments. Neither the Sunnova Entities nor their respective subsidiaries nor any director or officer of the Sunnova Entities or their respective subsidiaries nor, to the knowledge of the Sunnova Entities, any agent, employee, affiliate or other person associated with or acting on behalf of the Sunnova Entities and their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Sunnova Entities and their respective subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ff)

Compliance with Anti-Money Laundering Laws. The operations of the Sunnova Entities and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Sunnova Entities or their respective subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Sunnova Entities or their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Sunnova Entities, threatened.

(gg)

No Conflicts with Sanctions Laws. Neither the Sunnova Entities nor their respective subsidiaries, directors or officers, nor, to the knowledge of the Sunnova Entities, any agent, employee, affiliate or other person associated with or acting on behalf of the Sunnova Entities or any of their respective subsidiaries are currently the subject or the target of any sanctions administered or enforced by the U.S. government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor are the Sunnova Entities or any of their respective subsidiaries located, organized or resident in a country or territory that is itself the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”) and the Sunnova Entities will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Sunnova Entities and their respective subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(hh)

No Restrictions on Subsidiaries. Except as described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ii)

No Broker’s Fees. Except as described or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, neither the Sunnova Entities nor their respective subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Purchaser for a brokerage commission, finder’s fee or like payment in connection with the issuance and sale of the Securities.

(jj)

No Registration Rights. Except as described or incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum or as otherwise waived, no person has the right to require any Sunnova Entity or any of its respective subsidiaries to register any securities for sale under the Securities Act by reason of the issuance and sale of the Securities to be sold by the Sunnova Entities hereunder or, to the knowledge of the Sunnova Entities, the sale of the Securities to be sold by the Purchasers hereunder.

(kk)

No Stabilization. Neither the Sunnova Entities nor any of their respective subsidiaries or affiliates have taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities; provided, however, that no representation is made with regard to any actions of the Purchasers.

(ll)

Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of proceeds thereof by the Company as described in the Pricing Disclosure Package and the Offering Memorandum will violate Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

(mm)

Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Pricing Disclosure Package or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(nn)

Statistical and Market Data. Nothing has come to the attention of the Sunnova Entities that has caused the Sunnova Entities to believe that the statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(oo)

Sarbanes-Oxley Act. There is and has been no failure on the part of the Parent Guarantor or any of the Parent Guarantor’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans.

(pp)

Tax Equity Funding. Except as would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no fund investor has withdrawn its tax equity commitments or notified the Sunnova Entities of an unwillingness or inability to fund its tax equity commitments.

(qq)

Captions. The statements set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes” insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Certain U.S. Federal Income Tax Considerations” insofar as they purport to describe the provisions of the laws and documents referred to therein, are in all material respects fair summaries of such matters.

(rr)

Resale Eligibility. When the Securities are issued and delivered pursuant to this Agreement, the Securities are eligible for resale and will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(ss)

General Solicitation. None of the Sunnova Entities or any of their respective affiliates or any person acting on its or any of their behalf (other than the Purchasers, as to which no representation or warranty is made) has (i) directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security that is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act, (ii) engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, or (iii) offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) under the Securities Act (other than by means of a Permitted General Solicitation, as defined below). With respect to those Securities sold in reliance upon Regulation S under the Securities Act (“Regulation S”), if any, (x) none of the Sunnova Entities or any of their respective affiliates or any person acting on its or their behalf (other than the Purchasers, as to which no representation or warranty is made) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (y) each of the Sunnova Entities and its respective affiliates and any person acting on its or their behalf (other than the Purchasers, as to which no representation or warranty is made) has complied and will comply with the offering restrictions set forth in Regulation S.

3.	Further Agreements of the Sunnova Entities. The Sunnova Entities, jointly and severally, covenant and agree with each Purchaser:

(a)

Offering Memorandum. To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be reasonably disapproved by the Representative promptly after reasonable notice thereof; provided that the Parent Guarantor may effect any such amendment or supplement constituting a filing under the Exchange Act that, in the opinion of counsel, is required by law; and to furnish you with copies thereof.

(b)

Company Supplemental Disclosure Document. Before making, preparing, using, authorizing, approving or distributing any Company Supplemental Disclosure Document, the Company will furnish to the Representative and counsel for the Purchasers a copy of the proposed Company Supplemental Disclosure Document for review and will not make, prepare, use, authorize, approve or distribute any such Company Supplemental Disclosure Document to which the Representative reasonably objects in a timely manner; provided that the Parent Guarantor may effect any such amendment or supplement constituting a filing under the Exchange Act that, in the opinion of counsel, is required by law.

(c)

Furnished Copies. To furnish the Purchasers with written and electronic copies of the Pricing Disclosure Package and the Offering Memorandum and any amendment or supplement thereto in such quantities as you may from time to time reasonably request.

(d)

Amendments and Supplements to the Pricing Disclosure Package. If, at any time prior to the Closing Date (i) any event shall have occurred as a result of which the Pricing Disclosure Package as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Pricing Disclosure Package is delivered to you, not misleading, or (ii) if for any other reason it is necessary to amend or supplement the Pricing Disclosure Package to comply with any applicable law, the Parent Guarantor will promptly (x) notify you thereof and (y) forthwith prepare such amendments or supplements to the Pricing Disclosure Package as is necessary so that the statements in the Pricing Disclosure Package, as so amended or supplemented, will not, in the light of the circumstances existing when such Pricing Disclosure Package is delivered to you, be misleading or so that the Pricing Disclosure Package will comply with any applicable law and (z) furnish without charge to each Purchaser and to any dealer in securities as many electronic copies as you may from time to time reasonably request of the Pricing Disclosure Package, as so amended or supplemented.

(e)

Amendments and Supplements to the Offering Memorandum. If, at any time prior to the Closing Date (i) any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Offering Memorandum is delivered to you, not misleading, or (ii) if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, the Parent Guarantor will promptly (x) notify you thereof and (y) forthwith prepare such amendments or supplements to the Offering Memorandum as are necessary so that the statements in the Offering Memorandum, as so amended or supplemented, will not, in the light of the circumstances existing when such Offering Memorandum is delivered to you, be misleading or so that the Offering Memorandum will comply with all applicable law and (z) furnish without charge to each Purchaser and to any dealer in securities as many electronic copies as you may from time to time reasonably request of the Offering Memorandum, as so amended or supplemented.

(f)

Blue Sky Compliance. The Sunnova Entities will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that none of the Sunnova Entities shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise subject thereto.

(g)

Earning Statement. The Parent Guarantor will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated by the Commission thereunder covering a period of at least 12 months beginning with the first fiscal quarter of the Parent Guarantor ending after the date of the Offering Memorandum; provided that the Company will be deemed to have furnished such statement to security holders and the Representative to the extent it is filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”).

(h)	Clear Market. During the period beginning from the date hereof and continuing until, and including, the date that is 60 days after the Closing Date, the Sunnova

Entities will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any debt securities, or publicly disclose the intention to undertake any of the foregoing, without the prior written consent of the Representative.

(i)

Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Pricing Disclosure Package and the Offering Memorandum under the heading “Use of Proceeds.”

(j)

No Stabilization. Neither the Sunnova Entities nor their respective subsidiaries or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(k)

Future Reports. At any time when the Parent Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.

(l)

Restricted Securities. The Sunnova Entities will not, and will not permit any of their controlled “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them (other than pursuant to a transaction registered under the Securities Act).

(m)

Investment Company Act. None of the Sunnova Entities or any of their respective subsidiaries will be or become, at any time prior to the expiration of one year after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

4.

Certain Agreements of the Purchasers. Upon the authorization by the Representative of the release of the Securities, the Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement, the Pricing Disclosure Package and the Offering Memorandum, and each Purchaser, acting severally and not jointly, hereby represents and warrants to, and agrees with the Sunnova Entities that:

(a)

Each Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and it will sell the Securities (i) only to persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A or (ii) in accordance with Annex III hereto.

(b)	It is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

(c)	It is an Institutional Accredited Investor (within the meaning of Rule 501 under the Securities Act).

(d)	It will not offer or sell the Securities by means of any form of general solicitation, other than a Permitted General Solicitation.

5.	Conditions of Purchasers’ Obligations. The obligations of the Purchasers hereunder shall be subject to the following additional conditions:

(a)

Representations and Warranties. The representations and warranties of the Sunnova Entities contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Sunnova Entities and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)

No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities issued or guaranteed by the Sunnova Entities or any of their subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities issued or guaranteed by the Sunnova Entities or any of their subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)

No Material Adverse Change. No event or condition of a type described in Section 5(i) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which, in the judgment of the Representative, is so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum.

(d)

Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of the chief financial officer or chief accounting officer of the Company and one additional executive officer of the Company (i) confirming that such officers have carefully reviewed the Pricing Disclosure Package and the Offering Memorandum and, to the knowledge of such officers, the representations set forth in Section 2(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Sunnova Entities in this Agreement are true and correct and that the Sunnova Entities have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in Section 5(b) above.

(e)

Comfort Letters. On the date of this Agreement and on the Closing Date PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Company or the Parent Guarantor, letters, dated the respective dates of delivery thereof and addressed to the Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum; provided, that the letter delivered on the Closing Date shall use a “cut-off” date no more than two business days prior to such Closing Date.

(f)

Opinion and 10b-5 Statement of Counsel for the Sunnova Entities. On the Closing Date, Baker Botts L.L.P., counsel for the Sunnova Entities, shall have furnished to the Representative, at the request of the Company its written opinion and 10b-5 statement, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex I hereto.

(g)

Opinion of the General Counsel of the Company. On the Closing Date, Walter A. Baker, the General Counsel of the Company, shall have furnished to the Representative, his written opinion, dated the Closing Date, and addressed to the Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex II hereto.

(h)

Opinion and 10b-5 Statement of Counsel for the Purchasers. The Representative shall have received on and as of the Closing Date, an opinion and 10b-5 statement, addressed to the Purchasers, of Vinson & Elkins L.L.P., counsel for the Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)

No Legal Impediment to Issuance and Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date prevent the issuance or sale of the Securities.

(j)

Good Standing. The Representative shall have received on and as of a date that is within 3 business days of the Closing Date satisfactory evidence of the good standing (or its jurisdictional equivalent) of the Sunnova Entities and the Company’s Material Subsidiaries in their respective jurisdictions of organization and in such other jurisdictions as such entities are qualified to conduct business in and the Representative may reasonably request, in each case, in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k)	Indenture. The Purchasers shall have received an executed copy of the Indenture.

(l)	DTC. The Securities shall be eligible for clearance and settlement through the facilities of DTC.

(m)

Additional Documents. On or prior to the Closing Date, the Sunnova Entities shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

6.	Indemnification and Contribution.

(a)

Indemnification of the Purchasers by the Sunnova Entities. Each of the Sunnova Entities agrees, jointly and severally, to indemnify and hold harmless each Purchaser, its affiliates, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented out-of-pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary in order to make the statements therein not misleading; provided, however, that the Sunnova Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Sunnova Entities by any Purchaser through the Representative expressly for use therein; it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in Section 6(b) hereof.

(b)

Indemnification of the Sunnova Entities by the Purchasers. Each Purchaser, severally and not jointly, will indemnify and hold harmless each of the Sunnova Entities, its directors and officers and each person, if any, who controls any of the Sunnova Entities within the meaning of Section 15 of the Securities Act or Section

20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented out-of-pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Sunnova Entities by such Purchaser through the Representative expressly for use therein; it being understood and agreed upon that the only such information furnished by any Purchaser consists of the following information in the Preliminary Offering Memorandum and the Offering Memorandum furnished on behalf of each Purchaser: the information contained in the second and third sentences of the paragraph under the caption “Plan of Distribution—Notes Are Not Being Registered” and the information contained in the first paragraph under the caption “Plan of Distribution—Short Positions.”

(c)

Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 6, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable and documented out-of-pocket fees and expenses in such proceeding and shall pay the reasonable and documented out-of-pocket fees and expenses of such counsel related to such proceeding, as incurred.

In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable and documented out-of-pocket fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable and documented out-of-pocket fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Purchaser, its affiliates, directors and officers and any control persons of such Purchaser shall be designated in writing by the Representative and any such separate firm for the Sunnova Entities, their directors, their officers and any control persons of any of the Sunnova Entities shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable and documented out-of-pocket fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (x) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (y) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (1) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (2) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)

Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under Sections 6(a) or 6(b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Sunnova Entities on the one hand and the Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Sunnova Entities on the one hand and the Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sunnova Entities on the one hand and the Purchasers on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Sunnova Entities from the sale of the Securities and the total discounts and commissions received by the Purchasers in connection therewith bear to the aggregate offering price of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sunnova Entities on the one hand or the Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sunnova Entities and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to above in this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it pursuant to this Agreement and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this Section 6(d) to contribute are several in proportion to their respective purchase obligations as set forth on Schedule 1 hereto, and not joint.

(e)

Limitation on Liability. The Sunnova Entities and the Purchasers agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented out-of-pocket legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this Section 6(e) to contribute are several in proportion to their respective purchase obligations as set forth on Schedule 1 hereto, and not joint.

(f)

Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

7.	Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

8.

Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by any of the Sunnova Entities shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum.

9.	Defaulting Purchaser.

(a)

If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments or supplements to the Offering Memorandum which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in Section 9(a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in Section 9(a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in Section 9(b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Sunnova Entities, except for the expenses to be borne by the Sunnova Entities and the Purchasers as provided in Section 10 hereof and the indemnity and contribution agreements in Section 6 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

10.

Payment of Expenses. Each of the Sunnova Entities covenants and agrees, jointly and severally, with the several Purchasers that the Sunnova Entities will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Sunnova Entities’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction, distribution (including any form of electronic distribution) and filing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Securities, the Blue Sky and legal investment memoranda, closing documents (including any compilations thereof), Permitted General Solicitation Materials and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(c) hereof, including the reasonable and documented fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment memoranda; provided that the reasonable fees of counsel for the Purchasers relating to subclause (iii) of this Section 10 shall not exceed $10,000, (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) all costs and expenses incurred in connection with any “road show” presentation to potential purchasers of the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section, including any stamp, transfer and similar taxes in connection with the original issue and sale of the Securities to the Purchasers. It is understood, however, that, except as provided in this Section 10, and Sections 6 and 15 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

11.

Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.

Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Sunnova Entities and the several Purchasers contained in this Agreement or made by or on behalf of the Sunnova Entities or the several Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless termination of this Agreement or any investigations made by or on behalf of the Sunnova Entities or the several Purchasers or the directors, officers, controlling persons or affiliates referred to in Section 6 hereof.

13.

Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act and (b) the term “business day” means any day other than a day on which banks are required to be closed in New York City.

14.

Compliance with USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Sunnova Entities, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

15.	Miscellaneous.

(a)

Notices. All statements, requests, notices, agreements and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Purchasers shall be delivered or sent by mail or facsimile transmission to the Representative in care of BofA Securities, Inc., 1540 Broadway, 26th Floor, New York, New York 10036, Attention: High Yield Legal Department (fax: 212-901-7897); and if to any of the Sunnova Entities shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Secretary.

(b)

Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in any law other than the laws of the State of New York.

(c)

Submission to Jurisdiction. Each of the Sunnova Entities agrees that any suit or proceeding arising in respect of this Agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and each of the Sunnova Entities agrees to submit to the jurisdiction of, and to venue in, such courts.

(d)

Waiver of Jury Trial. Each of the Sunnova Entities and each of the Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(e)	Recognition of the U.S. Special Resolution Regimes.

(i)

In the event that any Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)

In the event that any Purchaser that is a Covered Entity or a BHC Act Affiliate of such Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(1)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(2)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(3)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(f)

Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g)

Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)	Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(i)

Representative. In all dealings hereunder, the Representative shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by the Representative or by the Representative on behalf of the Purchasers as representative.

(j)	Time is of the Essence. Time shall be of the essence of this Agreement.

(k)

Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior agreements and understandings (whether written or oral) between the Sunnova Entities and the Purchasers, or any of them, with respect to the subject matter hereof.

(l)

Liability. If this Agreement shall be terminated pursuant to Section 8 hereof, the Sunnova Entities shall not then be under any liability to any Purchaser except as provided in Sections 10 and 6 hereof; but, if for any other reason (other than solely because of the termination of this Agreement pursuant to Section 9), the Securities are not delivered by or on behalf of the Sunnova Entities as provided herein, the Sunnova Entities will reimburse the Purchasers through the Representative for all expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Sunnova Entities shall then be under no further liability to any Purchaser except as provided in Sections 10 and 6 hereof.

(m)

Tax Treatment. Notwithstanding anything herein to the contrary, the Sunnova Entities (and the Sunnova Entities’ employees, representatives and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Sunnova Entities relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means US federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

(Signature Pages Follow)

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

COMPANY:

SUNNOVA ENERGY CORPORATION

By:	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

GUARANTORS:

SUNNOVA ENERGY INTERNATIONAL INC.

By:	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

SUNNOVA INTERMEDIATE HOLDINGS, LLC

By: SUNNOVA ENERGY CORPORATION, its sole member

By:	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

SIGNATURE PAGE TO PURCHASE AGREEMENT

Accepted: As of the date first written above

BOFA SECURITIES, INC.

For itself and on behalf of the
several Purchasers listed
in Schedule 1 hereto.

By:	/s/ Justine Howe
Name:	Justin Howe
Title:	Director

SIGNATURE PAGE TO PURCHASE AGREEMENT

SCHEDULE 1

Purchaser	Principal Amount of Notes to be Purchased
BofA Securities, Inc.	$180,000,000
J.P. Morgan Securities LLC	100,000,000
Credit Suisse Securities (USA) LLC	40,000,000
Goldman Sachs & Co. LLC	40,000,000
Capital One Securities, Inc.	8,000,000
KeyBanc Capital Markets Inc.	8,000,000
Piper Sandler & Co.	8,000,000
Popular Securities LLC	8,000,000
Raymond James & Associates, Inc.	8,000,000

Total	$400,000,000

Schedule 1-1

SCHEDULE 2

Guarantors

1.	Sunnova Energy International Inc., a Delaware corporation

2.	Sunnova Intermediate Holdings, LLC, a Delaware limited liability company

Schedule 2-1

SCHEDULE 3

(a)	Additional Documents Incorporated by Reference:

None

(b)	Company Supplemental Disclosure Documents:

Electronic Roadshow Presentation, dated August 4, 2021

(c)	Permitted General Solicitation Materials:

None

Schedule 3-1

SCHEDULE 4

Pricing Term Sheet

PRICING TERM SHEET	STRICTLY CONFIDENTIAL

DATED AUGUST 10, 2021

SUNNOVA ENERGY CORPORATION

$400,000,000

5.875% SENIOR NOTES DUE 2026

The information in this pricing term sheet supplements Sunnova Energy Corporation’s preliminary offering memorandum, dated August 4, 2021 (the “Preliminary Offering Memorandum”), and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, including all documents incorporated by reference therein. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum. All references to dollar amounts are references to U.S. dollars.

Issuer	Sunnova Energy Corporation, a Delaware corporation (the “Issuer”)

Notes	5.875% Senior Notes due 2026 (the “notes”)

Principal Amount	$400,000,000 (increased from $350,000,000)

Distribution	Rule 144A/Regulation S for life with no registration rights

Issue Price	98.76% of the face amount plus accrued interest, if any, from August 17, 2021

Guarantees	The notes will be guaranteed on a senior unsecured basis by the Issuer’s parent company, Sunnova Energy International Inc., and the Issuer’s wholly owned subsidiary, Sunnova Intermediate Holdings, LLC. Certain future domestic restricted subsidiaries may be required to guarantee the notes as set forth in the Preliminary Offering Memorandum.

Maturity Date	September 1, 2026, unless earlier redeemed or repurchased

Coupon	5.875%

Yield to Maturity	6.164%

Ratings*	B1 (Moody’s) / B- (S&P)

Interest	The notes will bear interest at a rate per annum of 5.875%, payable semi-annually in arrears on March 1 and September 1 of each year, commencing on March 1, 2022. Interest will be payable to holders

Schedule 4-1

of record on the immediately preceding February 15 and August 15 as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

Optional Redemption	Prior to September 1, 2023, the Issuer may redeem up to 40% of the aggregate principal amount of the notes issued under the indenture (including any additional notes) at a redemption price equal to 105.875% of the principal amount of the notes redeemed, plus accrued and unpaid interest, with an amount not to exceed the amount of net cash proceeds of one or more equity offerings consummated after the issue date.

Prior to September 1, 2023, the Issuer may on any one or more occasions redeem all or any part of the notes at “make-whole” redemption price (@ T+50 bps), plus accrued and unpaid interest.

On or after September 1, 2023, the Issuer may redeem all or any part of the notes at the redemption prices (expressed as a percentage of principal amount of the notes) set forth below, plus accrued and unpaid interest, if redeemed during the twelve-month period beginning on September 1 of the years indicated below:

Redemption Year	Price
2023	102.938%
2024	101.469%
2025 and thereafter	100.000%

Change of Control Triggering Event	If a specified change of control triggering event occurs, each holder of notes will have the right to require the Issuer to repurchase that holder’s notes for a payment in cash equal to 101% of the aggregate principal amount of notes repurchased, plus accrued and unpaid interest.

Expected Settlement Date	August 17, 2021 (T+5)

It is expected that delivery of the notes will be made against payment therefor on August 17, 2021, which is the fifth business day following the date hereof (such settlement cycle being referred to as ‘‘T+5’’). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to the second business day before delivery will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.

Joint Book-Running Managers	BofA Securities, Inc. (Green Structuring Agent) J.P. Morgan Securities LLC Credit Suisse Securities (USA) LLC Goldman Sachs & Co. LLC

Schedule 4-2

Co-Managers	Capital One Securities, Inc. KeyBanc Capital Markets Inc. Piper Sandler & Co. Popular Securities LLC Raymond James & Associates, Inc.

CUSIP Number	144A: 86745G AF0 / Regulation S: U8675T AC4

ISIN	144A: US86745GAF00 / Regulation S: USU8675TAC46

Use of Proceeds	The Issuer estimates that the proceeds from the offering will be approximately $386.6 million, after deducting the initial purchasers’ discount and estimated offering expenses.

The Issuer intends to allocate an amount equal to the net proceeds from this offering to finance or refinance, in whole or in part, existing or new Eligible Green Projects, and pending such use, the Issuer will maintain or apply the net proceeds in accordance with its normal liquidity practices. See “Use of Proceeds” in the Preliminary Offering Memorandum.

*	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

This communication is intended for the sole use of the person to whom it is provided by the sender. This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed solely to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act (“Regulation S”).

This communication does not constitute an offer to sell, or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The notes and the guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the notes and the guarantees are being offered and sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S.

Any legend, disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such legend, disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another communication system.

Schedule 4-3

SCHEDULE 5

Material Subsidiaries

1.	Helios Issuer, LLC

2.	Sunnova AP6 Warehouse II, LLC

3.	Sunnova TEP I, LLC

4.	Sunnova Asset Portfolio 7 Holdings, LLC

5.	Sunnova EZ-Own Portfolio, LLC

6.	Sunnova Helios II Issuer, LLC

7.	Sunnova Helios III Issuer, LLC

8.	Sunnova RAYS I Issuer, LLC

9.	Sunnova TEP Inventory, LLC

10.	Sunnova TEP Developer, LLC

11.	Sunnova TEP Holdings, LLC

12.	Sunnova SAP IV, LLC

13.	Sunnova TEP IV-A, LLC

14.	Sunnova TEP IV-B, LLC

15.	Sunnova TEP IV-C, LLC

16.	Sunnova TEP IV-D, LLC

17.	Sunnova TEP IV-E, LLC

18.	Sunnova TEP IV-F, LLC

19.	Sunnova TEP IV-G, LLC

20.	Sunnova TEP V-B, LLC

21.	Sunnova TEP V-D, LLC

22.	Sunnova Helios IV Issuer, LLC

23.	Sunnova Sol Issuer, LLC

Schedule 5-1

24.	Sunnova Sol Owner, LLC

25.	Sunnova TEP II, LLC

26.	Sunnova TEP II-B, LLC

27.	Sunnova TEP III, LLC

28.	Sunnova Asset Portfolio 8, LLC

29.	Sunnova Sol II Issuer, LLC

30.	Sunnova Sol II Owner, LLC

31.	Sunnova Helios V Issuer, LLC

32.	Sunnova Sol III Owner, LLC

33.	MoonRoad Services Group, LLC

Schedule 5-2

ANNEX I

Form of Opinion of Counsel for the Sunnova Entities

(i)

The Company is a corporation validly existing and in good standing under the Delaware General Corporation Law, with all requisite corporate power and authority to own, lease and operate its properties and conduct its business in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum.

(ii)

The Parent Guarantor is a corporation validly existing and in good standing under the Delaware General Corporation Law, with all requisite corporate power and authority to own, lease and operate its properties and conduct its business in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum.

(iii)

Sunnova Intermediate Holdings, LLC (“Intermediate Holdco”) is a limited liability company validly existing and in good standing under the Delaware Limited Liability Company Act, with all requisite limited liability company power and authority to own, lease and operate its properties and conduct its business in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum.

(iv)

Each of the Company, the Parent Guarantor and Intermediate Holdco is duly qualified to transact business as a foreign corporation in the jurisdictions set forth opposite its name on Schedule 1 thereto.

(v)

Each of the Company, the Parent Guarantor and Intermediate Holdco has all requisite corporate or limited liability company power, and authority to execute and deliver the Purchase Agreement and the Indenture and to perform its obligations thereunder.

(vi)	The Purchase Agreement has been duly authorized, executed and delivered by each of the Company, the Parent Guarantor and Intermediate Holdco.

(vii)

The Indenture has been duly authorized, executed and delivered by the Sunnova Entities, and assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Sunnova Entities, enforceable against the Sunnova Entities in accordance with its terms.

(viii)

The Securities have been duly authorized by the Sunnova Entities, and when duly executed by the Sunnova Entities and authenticated by the Trustee in the manner provided in the Indenture (assuming due authorization, execution and delivery of the Indenture by the Trustee) and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement constitute valid and legally binding obligations of the Sunnova Entities, enforceable against the Sunnova Entities in accordance with their respective terms.

(ix)	The execution and delivery by the Sunnova Entities of the Purchase Agreement and the Indenture, and the consummation of the transactions therein contemplated,

Annex I-1

including the issuance and sale of the Securities, do not (i) violate the charter or bylaws or similar organizational documents of the Sunnova Entities, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property of the Sunnova Entities or any Material Subsidiary pursuant to the express terms of, any Specified Agreement or (iii) violate any Applicable Laws of the United States or the State of New York, the Delaware General Corporation Law or the Delaware Limited Liability Company Act, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that such counsel expresses no opinion with respect to federal or state securities laws or other anti-fraud statutes, rules or regulations.

(x)

No consent, approval, authorization, order, registration, filing or qualification of or with any governmental authority is required under the Applicable Laws of the United States and the State of New York, the Delaware Limited Liability Company Act or the Delaware General Corporation Law in connection with the execution and delivery of the Purchase Agreement and the Indenture by the Sunnova Entities, the performance by each of the Sunnova Entities of its obligations thereunder, including the issuance and sale of the Securities and the consummation of the transactions provided for therein, except such consents, approvals, authorizations, orders, registrations, filings or qualifications which may be required under applicable state or federal securities laws, as to which such counsel does not express any opinion, and those which have already been made or obtained.

(xi)

The statements set forth in the Pricing Disclosure Package and the Offering Memorandum under the captions “Description of Notes” insofar as the statements purport to constitute a summary of the terms of the Securities, are accurate summaries in all material respects.

(xii)

The statements set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to constitute a summary of laws or regulations, are accurate summaries of such laws or regulations in all material respects.

(xiii)

None of the Sunnova Entities is, and immediately following the sale of the Securities to be issued and sold by the Company pursuant to the Purchase Agreement and the application of the net proceeds by the Company from such sale as described in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds,” will not be required to register as an “investment company,” as such term is defined in the Investment Company Act.

(xiv)

Assuming without independent investigation, (a) that the Securities are sold to the Purchasers, and initially resold by the Purchasers, in accordance with the terms of and in the manner contemplated by, the Purchase Agreement and the Offering Memorandum; (b) the accuracy of the representations and warranties of the Sunnova

Annex I-2

Entities set forth in the Purchase Agreement and in those certain certificates delivered pursuant thereto on the date hereof; (c) the accuracy of the representations and warranties of the Purchasers set forth in the Purchase Agreement; (d) the due performance and compliance by the Sunnova Entities and the Purchasers of their respective covenants and agreements set forth in the Purchase Agreement; and (e) the Purchasers’ and the Sunnova Entities’ compliance with the Offering Memorandum and the transfer procedures and restrictions described therein, it is not necessary to register the issuance and sale of the Securities by the Issuer to the Purchasers or the initial offer and resale of the Securities by the Purchasers, in each case in the manner contemplated by the Purchase Agreement and the Offering Memorandum, under the Securities Act, or to qualify the Indenture in respect thereof under the United States Trust Indenture Act of 1939, it being expressly understood that we express no opinion in this paragraph (xiv) as to any subsequent offer or resale of any of the Securities.

As used in this opinion letter, “Applicable Laws” means those laws, rules and regulations that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement, without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation, provided, however, that such references do not include any municipal or other local laws, rules or regulations, any Federal or state securities laws or regulations, any other antifraud laws, any fraudulent transfer laws, or any environmental, labor, tax, insurance or antitrust, laws, rules or regulations.

The opinions set forth in paragraphs (vii) and (viii) are subject to the qualification that the enforcement of the agreements and instruments referred to therein may be limited by (a) applicable bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, preference, moratorium, conservatorship or similar laws of general applicability relating to or affecting creditors’ rights and remedies generally and to general principles of equity (whether considered in a proceeding in equity or at law) and comity, including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy, (b) principles of materiality and reasonableness and implied covenants of good faith and fair dealing, (c) possible judicial action giving effect to governmental actions or foreign laws affecting creditors’ rights and (d) public policy, applicable law relating to fiduciary duties and indemnification and contribution.

Such opinion in paragraph (ix) above is limited in that such counsel expresses no opinion with respect to any breach of, or default under, or the creation of any lien or security interest under, any Specified Agreement (i) not readily ascertainable from the face of any such Specified Agreement, (ii) arising under or based on any cross-default provision insofar as it relates to a default under an agreement that is not a Specified Agreement or (iii) arising under or based on any covenant of a financial or numerical nature or requiring computation.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon the representations and warranties of the parties to the Purchase Agreement, upon certificates of officers and employees of the Company and upon information obtained from public officials, (ii) assume that all documents submitted to us as originals are authentic, that all copies submitted to us conform to the originals thereof, and that the signatures on all documents examined by us are genuine, (iii) state that such counsel’s opinion is limited to matters governed by the law of the State of New York, the

Annex I-3

Delaware General Corporation Law, the Delaware Limited Liability Company Act and United States federal law to the extent specifically referred to herein, in each case as published and in effect on the date hereof and (iv) with respect to the opinions expressed as to the valid existence and good standing or due qualification as a foreign corporation or limited liability company, as the case may be, of the Sunnova Entities and the Material Subsidiaries, state that such opinions are based solely upon certificates of good standing provided by the Secretary of State of the state of formation and certificates of foreign qualification provided by the Secretary of State of the states listed on a schedule to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to counsel to the Purchasers).

Such counsel reviewed the Pricing Disclosure Package and the Offering Memorandum and have participated in conferences with officers and other representatives of the Company, with representatives of the Company’s independent registered public accounting firm, and with your representatives and your counsel, at which the contents of the Pricing Disclosure Package, the Offering Memorandum and related matters were discussed. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Pricing Disclosure Package or the Offering Memorandum, and such counsel has not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package and the Offering Memorandum involve matters of a non-legal nature. Accordingly, such counsel is not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements included in the Pricing Disclosure Package and the Offering Memorandum (except to the extent stated in paragraphs (xi) and (xii) above). Subject to the foregoing and on the basis of the information such counsel gained in the course of performing the services referred to above, such counsel advises you that nothing came to such counsel’s attention that caused us to believe that:

(1) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(2) the Offering Memorandum, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case such counsel have not been asked to, and do not, express any belief with respect to (a) the financial statements and schedules or other financial or accounting information included or incorporated by reference therein or omitted therefrom, or (b) the representations and warranties and other statements of fact contained in the exhibits to the documents incorporated by reference therein.

The opinion of Baker Botts L.L.P. described above shall be rendered to the Purchasers at the request of the Company and shall so state therein. The opinion is being furnished only to you as representative of the Purchasers solely for your benefit and the benefit of the several Purchasers in connection with the offer and sale of the Securities pursuant to the Purchase Agreement. The opinion may not be relied upon by any other person (including by any person that acquires the

Annex I-4

Securities from the several Purchasers) or for any other purpose. No other use, circulation, quotation or distribution of the opinion may be made. The opinion speaks as of the date thereof, and such counsel does not undertake and hereby disclaims any obligation to update the opinion.

Annex I-5

Specified Agreements

1.	Indenture, among Helios Issuer, LLC and Wells Fargo Bank, National Association, dated April 19, 2017.

2.	Indenture, among Sunnova Helios II Issuer, LLC and Wells Fargo Bank, National Association, dated November 8, 2018.

3.	Indenture, among Sunnova RAYS I Issuer, LLC and Wilmington Trust, National Association, dated March 28, 2019.

4.	Indenture Supplement No. 1, among Sunnova RAYS I Issuer, LLC and Wilmington Trust, National Association, dated March 28, 2019.

5.	Indenture Supplement No. 2, among Sunnova RAYS I Issuer, LLC and Wilmington Trust, National Association, dated June 7, 2019.

6.	Indenture, among Sunnova Helios III Issuer, LLC and Wells Fargo Bank, National Association, dated June 27, 2019.

7.	Indenture, between Sunnova Sol Issuer, LLC and Wells Fargo Bank, National Association, as Indenture Trustee, dated February 12, 2020.

8.	Indenture, between Sunnova Helios IV Issuer, LLC and Wells Fargo Bank, National Association, dated June 19, 2020.

9.	Indenture, between Sunnova Helios V Issuer, LLC and Wells Fargo Bank, National Association, dated February 16, 2021.

10.	Indenture, between Sunnova Energy International Inc. and Wilmington Trust, National Association, dated May 20, 2021.

11.

Credit Agreement among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated September 6, 2019.

12.

First Amendment to Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated December 2, 2019.

13.

Consent and Second Amendment to Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated December 31, 2019.

14.

Third Amendment to Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated January 31, 2020.

Annex I-6

15.

Fourth Amendment to Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated February 28, 2020.

16.

Fifth Amendment to Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated March 31, 2020.

17.

Omnibus Amendment to the Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the lenders from time to time party thereto, dated May 14, 2020.

18.

Seventh Amendment to the Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated June 26, 2020.

19.

Eighth Amendment to Credit Agreement among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated October 28, 2020.

20.

Ninth Amendment to Credit Agreement among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated November 9, 2020.

21.

Tenth Amendment and Waiver to Credit Agreement, by and among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated January 29, 2021.

22.

Amended and Restated Credit Agreement, by and among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, the Lenders from time to time party thereto, Wells Fargo Bank, National Association and U.S. Bank National Association, dated March 29, 2021.

23.	Amended and Restated Parent Guaranty, dated March 29, 2021, by and among Sunnova Energy Corporation, Sunnova TEP Holdings, LLC and Credit Suisse AG, New York Branch.

Annex I-7

24.

Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, Credit Suisse AS, New York Branch, Wells Fargo Bank, National Association, U.S. Bank National Association, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated March 27, 2019.

25.

Amendment No. 1 to Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, Credit Suisse AS, New York Branch, Wells Fargo Bank, National Association, U.S. Bank National Association, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated June 5, 2019.

26.

Amendment No. 2 to Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, Credit Suisse AS, New York Branch, Wells Fargo Bank, National Association, U.S. Bank National Association, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated September 30, 2019.

27.

Amendment No. 3 to Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, Credit Suisse AS, New York Branch, Wells Fargo Bank, National Association, U.S. Bank National Association, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated December 4, 2019.

28.

Amendment No. 4 to Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, Credit Suisse AS, New York Branch, Wells Fargo Bank, National Association, U.S. Bank National Association, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated January 29, 2020.

29.

Amendment No. 5 to Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, Credit Suisse AS, New York Branch, Wells Fargo Bank, National Association, U.S. Bank National Association, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated March 31, 2020.

30.

Amendment No. 6 to Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, the Lenders party thereto, the Funding Agents party thereto and Credit Suisse AG, New York Branch, dated September 18, 2020.

31.

Amendment No. 7 to the Amended and Restated Credit Agreement, among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, the Lenders party thereto, the Funding Agents party thereto and Credit Suisse AG, New York Branch, dated as of March 9, 2021.

Annex I-8

32.	Third Amended and Restated Limited Performance Guaranty among Sunnova Energy Corporation, Sunnova EZ-Own Portfolio, LLC, and Credit Suisse AG, New York Branch, dated June 27, 2019.

33.

Credit Agreement among Sunnova TEP Inventory, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated December 30, 2019.

34.

First Amendment to Credit Agreement and Security Agreements, by and among Sunnova TEP Inventory, LLC, Credit Suisse AG, New York Branch, the Lenders and Funding Agents party thereto, Sunnova Energy Corporation, Sunnova Inventory Pledgor, LLC and Sunnova TEP Developer, LLC, dated September 18, 2020.

35.

Second Amendment to Credit Agreement, by and among Sunnova TEP Inventory, LLC, Credit Suisse AG, New York Branch, the Lenders and Funding Agents party thereto, Sunnova Energy Corporation, Sunnova Inventory Pledgor, LLC, Sunnova TEP OpCo, LLC and Sunnova TEP Developer, LLC, dated March 29, 2021.

36.

Credit Agreement among Sunnova TEP Inventory, LLC, Credit Suisse AG, New York Branch, the Funding Agents from time to time party thereto, and the Lenders from time to time party thereto, dated December 30, 2019 (incorporated by reference to Exhibit 10.35 to Form 10-K filed on February 25, 2020).

37.	Amended and Restated Parent Guaranty, by Sunnova Energy Corporation, Sunnova TEP Inventory, LLC and Credit Suisse AG, New York Branch, dated September 18, 2020.

38.	Stockholders Agreement, dated July 29, 2019, by and among Sunnova Energy International Inc. and certain holders of its capital stock.

39.	Stockholders Agreement, by and among Sunnova Energy International Inc., Lennar Corporation and LEN X, LLC, dated as of April 1, 2021

40.	Second Amended and Restated Registration Rights Agreement, by and among Sunnova Energy International Inc. and certain stockholders party thereto, dated July 29, 2019.

41.	First Amendment to The Second Amended and Restated Registration Rights Agreement, among Sunnova Energy International Inc. and the parties listed therein, dated May 14, 2020.

42.	Amended and Restated Piggyback Registration Rights Agreement, by and among Sunnova Energy International Inc. and certain stockholders party thereto, dated July 29, 2019.

43.	Registration Rights Agreement among Sunnova Energy International Inc. and the parties listed therein, dated May 14, 2020.

44.

Board Designation Agreement, by and among Sunnova Energy International Inc., Kayne Strategy Fund, L.P., Kayne Solutions Fund, L.P., San Bernardino County Employees’ Retirement Association and TFGI Holdings, LLC, dated May 14, 2020.

Annex I-9

45.

Credit Agreement, by and among Sunnova Asset Portfolio 8, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 8 Holdings, LLC, the Lenders party thereto, the Funding Agents party thereto and Banco Popular de Puerto Rico, dated September 30, 2020.

46.	Limited Performance Guaranty, among Sunnova Energy Corporation, Sunnova Asset Portfolio 8, LLC and Banco Popular de Puerto Rico, dated September 30, 2020.

47.	Note Purchase Agreement, by and among Sunnova Sol II Issuer, LLC, Sunnova Sol II Depositor, LLC, Sunnova Energy Corporation and Credit Suisse Securities (USA) LLC, dated November 20, 2020.

48.	Indenture, between Sunnova Sol II Issuer, LLC and Wells Fargo Bank, National Association, as Indenture Trustee, dated November 30, 2020.

49.	Note Purchase Agreement, by and among Sunnova Sol Issuer, LLC, Sunnova Sol Depositor, LLC, Sunnova Energy Corporation and Credit Suisse Securities (USA) LLC, dated February 5, 2020.

50.	Merger Agreement, by and among Sunnova Energy International Inc., Moonroad LLC, Sunnova Energy Corporation, SunStreet Energy Group, LLC and LEN X, LLC, dated as of February 17, 2021.

51.	Earnout Agreement, by and between LEN X, LLC and Sunnova Energy International Inc., dated as of February 17, 2021.

52.	Stock Purchase Agreement, by and between Sunnova Energy International Inc. and LEN X, LLC, dated as of April 1, 2021.

53.

Note Purchase Agreement, by and among Sunnova Energy International Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein, dated as of May 17, 2021.

54.

Note Purchase Agreement, by and among Sunnova Helios VI Issuer, LLC, Sunnova Helios VI Depositor, LLC, Sunnova Energy Corporation, Credit Suisse Securities (USA) LLC and Popular Securities LLC, dated July 21, 2021.

55.	Indenture, between Sunnova Helios VI Issuer, LLC and Wells Fargo Bank, National Association, as Indenture Trustee, dated July 27, 2021

Annex I-10

ANNEX II

Form of General Counsel Opinion

(a)    To his actual knowledge, after due inquiry, (A) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Securities Act to be described in the Pricing Disclosure Package or the Offering Memorandum and that are not so described in the Pricing Disclosure Package and the Offering Memorandum and no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others, and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be described in the Pricing Disclosure Package or the Offering Memorandum and that have not been so described in the Pricing Disclosure Package and the Offering Memorandum.

(b)    The execution and delivery by the Sunnova Entities of the Purchase Agreement, and the performance by the Sunnova Entities of their obligations thereunder, including the issuance and sale of the Securities by the Sunnova Entities, do not (i) violate any order, judgment, decree, or injunction known to him to which any of the Sunnova Entities or any of the Company’s Material Subsidiaries is a party or to which any of their property or assets is subject, or (ii) violate the charter or by-laws or similar organizational documents of any of the Company’s subsidiaries other than the Material Subsidiaries, except, in the case of clause (i) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon the representations and warranties of the parties to the Purchase Agreement, upon certificates of officers and employees of the Sunnova Entities and upon information obtained from public officials, (ii) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine and (iii) state that his opinion is limited to matters governed by the laws of the State of Texas and United States federal law to the extent specifically referred to herein, in each case as published and in effect on the date hereof.

The opinion of the general counsel of Sunnova Energy Corporation described above shall be rendered to the Purchasers at the request of the Company and shall so state therein.

Annex II-1

ANNEX III

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.

(iv) Such Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in this paragraph (a) of this Annex III and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(b) Each Purchaser acknowledges that no action has been or will be taken by the Sunnova Entities that would permit a public offering of the Securities, or possession or distribution of any of the Pricing Disclosure Package, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

Annex III-1